FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02736
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ADAMS NATURAL RESOURCES FUND, INC.
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(Exact name of registrant as specified in charter)

500 East Pratt Street, Suite 1300, Baltimore, Maryland 21202
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(Address of principal executive offices)

Janis F. Kerns
Adams Natural Resources Fund, Inc.
500 East Pratt Street, Suite 1300
Baltimore, Maryland 21202
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(Name and address of agent for service)

Registrant's telephone number, including area code: (410) 752-5900
Date of fiscal year end: December 31
Date of reporting period: December 31, 2019

Item 1. Reports to Stockholders.

ADAMS
NATURAL RESOURCES
FUND

ANNUAL REPORT
2019
GET THE LATEST NEWS AND INFORMATION
adamsfunds.com/sign-up

2019 at a Glance

The Fund
•
a closed-end equity investment company specializing in energy and other natural resources stocks

•
objectives: preservation of capital, reasonable income, and opportunity for capital gain

•
internally managed

•
annual distribution of at least 6%

Stock Data (12/31/19)
NYSE Symbol	PEO
Market Price	$16.46
52-Week Range	$14.30 – $17.43
Discount	12.4%
Shares Outstanding	29,874,578

Summary Financial Information
Year Ended December 31,	2019	2018
Net asset value per share (NASDAQ: XPEOX)	$18.79	$17.71
Total net assets	561,468,757	522,997,331
Average net assets	562,710,861	651,781,967
Unrealized appreciation on investments	52,479,815	19,449,141
Net investment income	23,508,321	12,293,271
Net realized gain (loss)	9,122,317	11,062,665
Total return (based on market price)	21.1%	-21.4%
Total return (based on net asset value)	13.7%	-18.5%
Ratio of expenses to average net assets	0.97%	0.79%
Annual distribution rate	6.9%	6.0%
2019 Dividends and Distributions
Paid	Amount (per share)	Type
March 1, 2019	0.10	Investment income
May 31, 2019	0.10	Investment income
August 30, 2019	0.10	Investment income
December 20, 2019	0.32	Long-term capital gain
December 20, 2019	0.48	Investment income
	$1.10
2020 Annual Meeting of Shareholders
Location: Adams Funds, 500 East Pratt Street, Suite 1300, Baltimore, MD 21202
Date: April 9, 2020
Time: 10:00 a.m.

Letter from Chief Executive Officer
Mark E. Stoeckle

Dear Fellow Shareholders,
While we were optimistic heading into 2019, we certainly did not expect the U.S equity market to be up 31.5%. After all, we were in the 11th year of a bull market and expectations were somewhat muted, especially after 2018, which was the worst year for stocks in a decade. Instead, the market shrugged off trade disputes, recession worries, and political noise and rallied into the end of 2019, posting its best year since 2013. The S&P 500 reached 35 all-time highs last year, with 20 of those coming in the last two months of the year.
Stock markets around the world also rallied in 2019, despite the uncertainty over the path of Brexit, protests in Hong Kong, and the impeachment of the President of the United States. Trade and tariffs played a significant role in global market moves throughout the year as they seemed to ebb and flow on the latest news (or tweet) about trade negotiations. In the U.S., while unemployment hit a 50-year low of 3.5% and inflation remained muted, uncertainty related to the implications of the U.S.-China trade negotiations caused factory activity and business investment spending to slow. This led the Federal Reserve to shift its stance from tightening in 2018 to easing in 2019, which was well received by investors and drove a year-end rally.
While the Energy sector rose 11.8% in 2019, it underperformed the broader market. After years of underperformance, the Energy sector continues to be out of favor. A number of issues weighed on the sector,
“Our Fund benefited from diversification. Our investments in Materials rose 25.0% for the year.”

including concerns about the intermediate-to-long-term demand for fossil fuels, environmental factors, and political pressures, as well as growing interest in environmental, social, and governance (ESG) investments. While we recognize that the industry is changing, we believe that it will take decades for the world to transition to alternative forms of energy. We continue to find compelling investment opportunities within the sector.
Adams Natural Resources Fund, with exposure to both Energy and Materials, rose 13.7% on net asset value and 21.1% on market price for the year. Our benchmark, which is comprised of the S&P 500 Energy sector (80%) and the S&P 500 Materials sector (20%), increased 14.4%. Our peer group, the Lipper Global Natural Resources Fund Average, rose 15.4% for the year. We distributed 6.9% to our shareholders in 2019, exceeding our 6.0% commitment.
2019 Market Recap
It was another wild ride for Energy investors. After a steep selloff in the fourth quarter of 2018, oil prices rallied 32.4% in the first quarter of last year. Signs of slowing supply growth in the U.S., combined with OPEC cuts of 1.2 million barrels/day and sanctions on Iran and Venezuela, drove prices higher.
In April, prices peaked at $66 a barrel before falling 19.4% in May due to a rise in U.S. inventories to levels not seen since mid-2017. Concerns about renewed global trade conflicts between the U.S. and China and the subsequent impact on the global economy also weighed on prices and the Energy sector in the second quarter.
Oil fell to $51 a barrel in August. However, an attack on a Saudi Arabian oil facility in September caused prices to spike briefly to $62 a barrel. This level proved unsustainable due in large part to the growth in U.S. shale oil production. The U.S. is now the world’s leading oil producer, generating 12.5 million barrels a day, or nearly 20.0% of global production, up from 5.0% in 2014. To put that in perspective, the U.S. now produces more oil than any other country in the world, surpassing output from both Saudi Arabia and Russia, which should reduce the volatility in oil prices from unexpected geopolitical events.

Letter To Shareholders (continued)

OPEC announced that it would reduce output by an additional 500,000 barrels in December. This, combined with optimism over a potential resolution to the U.S.-China trade dispute and signs of slowing in non-OPEC oil production, drove prices higher in the fourth quarter, ending the year at $61 a barrel.
Portfolio Performance
Our Fund benefited from its exposure to both the Energy and Materials sectors in 2019. While our Energy investments increased 10.7%, our Materials holdings rose 25.0%, enabling us to generate a 13.7% return for the year. Investments in the Storage & Transportation and Integrated Oil and Gas industry groups contributed positively to our returns, while investments in Refining and Exploration & Production (E&P) detracted from our relative performance.
Storage & Transportation stocks were our largest overweight within the Energy sector and were the biggest contributor to our returns for the year, increasing 34.0%. Kinder Morgan and Williams were standouts. These companies, which gather, process, and transport natural gas, began to realize the benefits of simplifying their business models and strengthening their balance sheets.
While our Refining investments increased 18.5%, they underperformed the industry group. Our holdings in Valero Energy, the world’s largest independent refiner, increased 30.3%, and helped drive our performance in the sector. We see Valero as one of the biggest beneficiaries of the International Maritime Organization's (IMO’s) rule, known as IMO 2020, designed to reduce air pollution. In the first half of 2019, we were underweight refiners, which had a negative impact on our returns. We added to our exposure in the second half of 2019 by increasing our position in Marathon Petroleum.
The ripple effect of focusing on profitability over rapid growth continues to be felt throughout the supply chain. It has resulted in a slowdown for Drilling and Services companies as well as E&P firms. The E&P sector was the weakest industry group, gaining just 2.6% for the year. E&P stocks concentrated in the Permian Basin, such as our holdings in Diamondback Energy and EOG Resources, have struggled with lower-than-expected oil realizations in 2019. In addition, investors have remained skeptical about whether Permian companies will remain committed to limiting capital expenditures and returning cash to shareholders as oil prices rise.
Lower returns from these investments offset strong performance from our holdings in Anadarko Petroleum and ConocoPhillips. Anadarko gained 68.1% for the year driven by a bidding war between Chevron and Occidental Petroleum. We also owned Occidental and the Fund benefited from the decision to reduce our position after the acquisition was announced. Conoco, which we added late in the year after a period of underperformance, contributed positively to our returns after management announced its 10-year plan, which detailed its ability to generate sustained free cash flow with a minimal increase in capital investment.
Investments in Specialty Chemicals drove our returns in the Materials sector. Air Products, Sherwin-Williams, and Vulcan Materials were standouts gaining 50.0%, 49.7%, and 44.1%, respectively. Air Products, a high-quality industrial gas company, benefited from an improved industry structure, which has led to a better pricing environment. Sherwin-Williams, the coatings company, generated stronger-than-expected results driven by higher volumes and better pricing, which led to margin expansion. Vulcan Materials is a large supplier of road building materials that is well positioned to capitalize on the need for infrastructure growth in its key markets of California and Texas.
Outlook for 2020
As we look ahead to 2020, we recognize that many of the issues that impacted stocks in 2019, such as trade and tariffs, remain unresolved and will likely continue to influence the markets. In 2020, investors also face increased geopolitical risks, including rising tensions in the Middle East, the economic impact of the coronavirus outbreak, and a Presidential election that is expected to be very divisive, creating additional uncertainty that could weigh on markets.

Letter To Shareholders (continued)

We expect the U.S. consumer to remain optimistic and continue to drive the economy as low levels of unemployment and accelerating wage gains provide increased spending power. This should help offset softness in corporate investment. In addition, the economy should be supported by the Fed’s accommodative stance.
We are optimistic about the prospects of a broader trade deal and believe recession risks appear to have faded in the near term. This sets up positively for 2020 in our view, although we anticipate more modest gains. We expect the demand for oil to improve as trade issues become resolved in 2020. In addition, lower output from OPEC and slower U.S. shale growth should provide further stability to oil prices.
We continue to favor Refining, a group of well run companies that generate strong cash flow. They were early adopters of capital discipline and are focused on increasing shareholder value. Refiners are also well positioned to benefit from IMO 2020, which lowers the amount of sulfur allowed in marine fuel oil. Marathon Petroleum and Valero Energy are best positioned to capitalize on this trend.
Service companies have suffered in recent years as E&P companies have pulled back on projects. We believe that these companies, particularly those with exposure to international markets, may be at an inflection point. We recently added to our position in Schlumberger, which helps energy producers find and extract oil and gas. Schlumberger has size, breadth, and technology advantages over its peers and generates over 60.0% of its revenues from international projects. It sees demand in international and offshore drilling regions continuing to grow in 2020.
We recognize how challenging it has been to be invested in Energy over the past 10 years. However, we expect the next 10 years to be better given the more investor-friendly approach many companies have adopted. After years of spending beyond cash flow, in 2019 the Energy sector began to demonstrate capital discipline by prioritizing free cash flow generation over incremental growth and focusing on paying down debt, increasing dividends, and buying back stock.
In closing, this year was a special one for our Fund as we marked our 90th anniversary as a publicly-traded fund. We appreciate the stories you have shared about Adams and how this investment has impacted your lives and those of past generations. We want to thank our shareholders for their trust in us over the years and look forward to the next 90 years.
By order of the Board of Directors,
Mark E. Stoeckle
Chief Executive Officer
February 13, 2020

Investment Growth

(unaudited)
This chart shows the value of hypothetical $10,000 investments in the Fund at net asset value and market price over the past 20 years. All Fund distributions are reinvested at the price received in the Fund’s dividend reinvestment plan. Returns do not reflect taxes paid by shareholders on distributions or the sale of shares.
Average Annual Total Returns at 12/31/19
	Years
	1	3	5	10	15
PEO NAV	13.7%	-1.5%	-1.1%	3.1%	5.0%
PEO Market Price	21.1%	-0.2%	-0.9%	3.0%	4.7%
Lipper Global Natural Resources Funds Average*	15.4%	-0.3%	-1.1%	-1.1%	2.5%
*
Source: Refinitiv

Disclaimers
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.
This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

Portfolio Highlights

December 31, 2019
(unaudited)
Ten Largest Equity Portfolio Holdings
	Market Value	Percent of Net Assets
Exxon Mobil Corporation	$103,262,537	18.4%
Chevron Corporation	90,117,378	16.1
ConocoPhillips	34,693,505	6.2
Schlumberger Limited	23,404,440	4.2
Linde plc	22,205,470	4.0
Phillips 66	21,532,768	3.8
EOG Resources, Inc.	18,854,376	3.4
Marathon Petroleum Corporation	17,399,296	3.1
Valero Energy Corporation	17,269,060	3.1
Kinder Morgan, Inc.	16,660,790	3.0
	$365,399,620	65.3%
Industry Weightings

40%
35%
30%
25%
20%
15%
10%
5%
0%
Equipment & Services
Exploration & Production
Integrated Oil & Gas
Refining & Marketing
Storage & Transportation
Chemicals
Construction Materials
Containers & Packaging
Metals & Mining

Statement of Assets and Liabilities

December 31, 2019
Assets
Investments at value*:
Common stocks (cost $506,095,406)	$558,157,099
Short-term investments (cost $3,059,105)	3,059,365	$561,216,464
Cash (includes restricted cash of $400,000) (note 4)		539,689
Investment securities sold		12,311,901
Dividends receivable		614,212
Net unrealized gain on open total return swap agreements		417,862
Prepaid expenses and other assets		1,086,491
Total Assets		576,186,619

Liabilities
Investment securities purchased		11,164,143
Obligations to return collateral (note 4)		400,000
Due to officers and directors (note 8)		1,769,859
Accrued expenses and other liabilities		1,383,860
Total Liabilities		14,717,862
Net Assets		$561,468,757

Net Assets
Common Stock at par value $0.001 per share, authorized 50,000,000 shares; issued and outstanding 29,874,578 shares (includes 19,325 deferred stock units) (note 7)		$29,875
Additional capital surplus		509,329,816
Total distributable earnings (loss)		52,109,066
Net Assets Applicable to Common Stock		$561,468,757
Net Asset Value Per Share of Common Stock		$18.79
*
See Schedule of Investments beginning on page 15.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Year Ended December 31, 2019
Investment Income
Income:
Dividends (net of $39,579 in foreign taxes)	$28,929,023
Other income	25,061
Total Income	28,954,084
Expenses:
Investment research compensation and benefits	3,013,464
Administration and operations compensation and benefits	907,204
Occupancy and other office expenses	283,341
Investment data services	174,788
Directors' compensation	484,000
Shareholder reports and communications	160,509
Transfer agent, custody, and listing fees	127,752
Accounting, recordkeeping, and other professional fees	118,860
Insurance	46,988
Audit and tax services	107,612
Legal services	21,245
Total Expenses	5,445,763
Net Investment Income	23,508,321

Realized Gain (Loss) and Change in Unrealized Appreciation
Net realized gain (loss) on investments	8,726,753
Net realized gain (loss) on total return swap agreements	395,564
Change in unrealized appreciation on investments	32,612,812
Change in unrealized appreciation on total return swap agreements	417,862
Net Gain (Loss)	42,152,991
Change in Net Assets from Operations	$65,661,312
The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	For the Year Ended December 31,
	2019	2018
From Operations:
Net investment income	$23,508,321	$12,293,271
Net realized gain (loss)	9,122,317	11,062,665
Change in unrealized appreciation	33,030,674	(149,397,916)
Change in Net Assets from Operations	65,661,312	(126,041,980)

Distributions to Shareholders from:
Total distributable earnings	(32,487,778)	(24,607,415)
Return of capital	—	(9,317,331)
Change in Net Assets from Distributions	(32,487,778)	(33,924,746)

From Capital Share Transactions:
Value of shares issued in payment of distributions (note 5)	5,297,892	8,676,357
Deferred compensation (notes 5, 7)	—	(100,586)
Change in Net Assets from Capital Share Transactions	5,297,892	8,575,771
Total Change in Net Assets	38,471,426	(151,390,955)

Net Assets:
Beginning of year	522,997,331	674,388,286
End of year	$561,468,757	$522,997,331
The accompanying notes are an integral part of the financial statements.

Notes To Financial Statements

Adams Natural Resources Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”) as a non-diversified investment company. The Fund is an internally managed closed-end fund specializing in energy and other natural resources stocks. Its investment objectives are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.
1. SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation — The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies, which require the use of estimates by Fund management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates and the valuations reflected in the financial statements may differ from the value the Fund ultimately realizes.
Affiliates — Adams Diversified Equity Fund, Inc. (“ADX”), a diversified, closed-end investment company, owns 7.3% of the Fund’s outstanding shares and is, therefore, an “affiliated company” as defined by the 1940 Act. During the year ended December 31, 2019, the Fund paid dividends and capital gain distributions of $2,405,452 to ADX. Directors of the Fund are also directors of ADX. The Fund, ADX, and Adams Funds Advisers, LLC (“AFA”), an ADX-affiliated investment adviser to external parties, have a shared management team.
Expenses — The Fund shares personnel, systems, and other infrastructure items with ADX and AFA and is charged a portion of the shared expenses. To protect the Fund from potential conflicts of interest, policies and procedures are in place covering the sharing of expenses among the entities. Expenses solely attributable to an entity are charged to that entity. Expenses that are not solely attributable to one entity are allocated in accordance with the Fund’s expense sharing policy. The Fund's policy dictates that expenses, other than those related to personnel, are attributed to AFA based on the average estimated amount of time spent by all personnel on AFA-related activities relative to overall job functions; the remaining portion is attributed to the Fund and ADX based on relative net assets. Personnel-related expenses are attributed to AFA based on the individual's time spent on AFA-related activities; the remaining portion is attributed to the Fund and ADX based on relative time spent for portfolio managers, relative market values of portfolio securities covered for research staff, and relative net assets for all others. Expense allocations are updated quarterly. Beginning in July 2019 with AFA no longer having assets under management, only those expenses directly attributable to AFA are charged to AFA.
During the year ended December 31, 2019, shared expenses totaled $14,739,416, of which $10,229,830 and $113,980 were charged to ADX and AFA, respectively, in accordance with the Fund’s expense sharing policy. There were no amounts due to, or due from, affiliated companies at December 31, 2019.
Investment Transactions, Investment Income, and Distributions — The Fund's investment decisions are made by the portfolio management team with recommendations from the research staff. Policies and procedures are in place covering the allocation of investment opportunities among the Fund and its affiliates to protect the Fund from potential conflicts of interest. Investment transactions are accounted for on trade date. Realized gains and losses on sales of investments are recorded on the basis of specific identification. Dividend income and distributions to shareholders are recognized on the ex-dividend date.
Valuation — The Fund’s financial instruments are reported at fair value, which is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund has a Valuation Committee (“Committee”) so that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to

Notes To Financial Statements (continued)

oversight and approval by the Board of Directors, the Committee establishes methodologies and procedures to value securities for which market quotations are not readily available.
GAAP establishes the following hierarchy that categorizes the inputs used to measure fair value:
•
Level 1 — fair value is determined based on market data obtained from independent sources; for example, quoted prices in active markets for identical investments;

•
Level 2 — fair value is determined using other assumptions obtained from independent sources; for example, quoted prices for similar investments;

•
Level 3 — fair value is determined using the Fund’s own assumptions, developed based on the best information available under the circumstances.

Investments in securities traded on national exchanges are valued at the last reported sale price as of the close of regular trading on the relevant exchange on the day of valuation. Over-the-counter and listed equity securities for which a sale price is not available are valued at the last quoted bid price. Money market funds are valued at net asset value. These securities are generally categorized as Level 1 in the hierarchy.
Total return swap agreements are valued using independent, observable inputs, including underlying security prices, dividends, and interest rates. These securities are generally categorized as Level 2 in the hierarchy.
At December 31, 2019, the Fund’s financial instruments were classified as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks	$558,157,099	$—	$—	$558,157,099
Short-term investments	3,059,365	—	—	3,059,365
Total investments	$561,216,464	$—	$—	$561,216,464
Total return swap agreements*	$—	$417,862	$—	$417,862
* Unrealized appreciation (depreciation)
2. FEDERAL INCOME TAXES
No federal income tax provision is required since the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income and gains to its shareholders. Additionally, management has analyzed the tax positions included in federal income tax returns from the previous three years that remain subject to examination, and concluded no provision was required. Any income tax-related interest or penalties would be recognized as income tax expense. At December 31, 2019, the identified cost of securities for federal income tax purposes was $510,320,262 and net unrealized appreciation aggregated $51,314,064, consisting of gross unrealized appreciation of $130,630,204 and gross unrealized depreciation of  $79,316,140.
Distributions are determined in accordance with the Fund’s annual 6% minimum distribution rate commitment, based on the Fund’s average market price, and income tax regulations, which may differ from GAAP. Such differences are primarily related to the Fund’s retirement plans, equity-based compensation, wash sales, and tax straddles for total return swaps. Differences that are permanent, while not material for the year ended December 31, 2019, are reclassified in the capital accounts of the Fund’s financial statements and have no impact on net assets. For tax purposes, distributions paid by the Fund during the years ended December 31, 2019 and December 31, 2018 were classified as ordinary income of $23,028,129 and $13,086,171, respectively, long-term capital gain of $9,453,411 and $11,556,535, respectively, and return of capital of  $0 and $9,317,331, respectively. The tax basis of distributable earnings at December 31, 2019 was $639,737 of undistributed ordinary income and $807,031 of undistributed long-term capital gain.

Notes To Financial Statements (continued)

3. INVESTMENT TRANSACTIONS
Purchases and sales of portfolio investments, other than short-term investments, securities lending collateral, and derivative transactions, during the year ended December 31, 2019 were $164,687,762 and $179,744,356, respectively.
4. DERIVATIVES
During the year ended December 31, 2019, the Fund invested in derivative instruments. The Fund uses derivatives for a variety of purposes, including, but not limited to, the ability to gain or limit exposure to particular market sectors or securities, to provide additional income, to limit equity price risk in the normal course of pursuing its investment objectives, and/or to obtain leverage.
Total Return Swap Agreements —  Total return swap agreements are bilateral contracts between the Fund and a counterparty in which the Fund, in the case of a long contract, agrees to receive the positive total return (and pay the negative total return) of an underlying equity security and to pay a financing amount, based on a notional amount and a referenced interest rate, over the term of the contract. In the case of a short contract, the Fund agrees to pay the positive total return (and receive the negative total return) of the underlying equity security and to receive or pay a financing rate, based on a notional amount and a referenced interest rate, over the term of the contract. The fair value of each total return swap agreement is determined daily with the change in the fair value recorded as a change in unrealized appreciation on total return swap agreements in the Statement of Operations. Upon termination of a swap agreement, the Fund recognizes a realized gain (loss) on total return swap agreements in the Statement of Operations equal to the net receivable (payable) amount under the terms of the agreement.
Total return swap agreements entail risks associated with counterparty credit, liquidity, and equity price risk. Such risks include that the Fund or the counterparty may default on its obligation, that there is no liquid market for these agreements, and that there may be unfavorable changes in the price of the underlying equity security. To mitigate the Fund’s counterparty credit risk, the Fund enters into master netting and collateral arrangements with the counterparty. A master netting agreement allows either party to terminate the agreement prior to termination date and to net amounts due across multiple agreements upon settlement, providing for a single net settlement with a counterparty. Pursuant to master netting arrangements, the net cumulative unrealized gain (asset) on open total return swap agreements and net cumulative unrealized loss (liability) on open total return swap agreements are presented in the Statement of Assets and Liabilities. The Fund’s policy is to net all derivative instruments subject to a netting agreement. During the year ended December 31, 2019, the average daily notional amounts of open long and (short) total return swap agreements, an indicator of the volume of activity, were $2,501,018 and $(2,499,233), respectively.
A collateral arrangement requires each party to provide collateral with a value, adjusted daily and subject to a minimum transfer amount, equal to the net amount owed to the other party under the agreement. The counterparty provides cash collateral to the Fund and the Fund provides collateral by segregating portfolio securities, subject to a valuation allowance, into a tri-party account at its custodian. At December 31, 2019, there were no securities pledged as collateral and cash collateral of  $400,000 was held by the Fund, classified as restricted cash in the Statement of Assets and Liabilities.
5. CAPITAL STOCK
The Fund has 5,000,000 authorized and unissued preferred shares, $0.001 par value.
On December 20, 2019, the Fund issued 339,209 shares of its Common Stock at a price of $15.56 per share (the average market price on December 11, 2019) to shareholders of record November 25, 2019, who elected to take stock in payment of the year-end distribution. During the year ended December 31, 2019, the

Notes To Financial Statements (continued)

Fund issued 1,258 shares of Common Stock at a weighted average price of $15.73 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.
On December 21, 2018, the Fund issued 536,703 shares of its Common Stock at a price of $16.05 per share (the average market price on December 12, 2018) to shareholders of record November 26, 2018, who elected to take stock in payment of the year-end distribution. During the year ended December 31, 2018, the Fund issued 3,551 shares of Common Stock at a weighted average price of $17.52 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.
The Fund may purchase shares of its Common Stock from time to time, in accordance with parameters set by the Board of Directors, at such prices and amounts as the portfolio management team deems appropriate. No shares were repurchased by the Fund in 2019 or 2018. Management expects it may engage in share repurchases in 2020. Transactions in Common Stock for 2019 and 2018 were as follows:
	Shares		Amount
	2019	2018	2019	2018
Shares issued in payment of distributions	340,467	540,254	$5,297,892	$8,676,357
Net activity under the 2005 Equity Incentive Compensation Plan	—	(5,339)	—	(100,586)
Net change	340,467	534,915	$5,297,892	$8,575,771
6. RETIREMENT PLANS
The Fund sponsors a qualified defined contribution plan for all employees with at least six months of service and a nonqualified defined contribution plan for eligible employees to supplement the qualified plan. The Fund matches employee contributions made to the plans and, subject to Board approval, may also make a discretionary contribution to the plans. During the year ended December 31, 2019, the Fund recorded matching contributions of  $184,802 and a liability, representing the 2019 discretionary contribution, of $144,895.
7. EQUITY-BASED COMPENSATION
The Fund’s 2005 Equity Incentive Compensation Plan, adopted at the 2005 Annual Meeting and reapproved at the 2010 Annual Meeting, expired on April 27, 2015. Restricted stock units granted to non-employee directors that are 100% vested, but payment of which has been deferred at the election of the director, remain outstanding at December 31, 2019.
Outstanding awards were granted at fair market value on grant date (determined by the average of the high and low price on that date) and earn an amount equal to the Fund’s per share distribution, payable in reinvested shares, which are paid concurrently with the payment of the original share grant. A summary of the activity during the year ended December 31, 2019 is as follows:
Awards	Shares/Units	Weighted Average Grant-Date Fair Value
Balance at December 31, 2018	21,345	$27.32
Reinvested dividend equivalents	1,258	15.73
Vested & issued	(3,278)	25.22
Balance at December 31, 2019	19,325	$26.93
At December 31, 2019, the Fund had no unrecognized compensation cost. The total fair value of awards vested and issued during the year ended December 31, 2019 was $53,710.

Notes To Financial Statements (continued)

8. OFFICER AND DIRECTOR COMPENSATION
The aggregate remuneration paid by the Fund during the year ended December 31, 2019 to officers and directors amounted to $3,311,380, of which $537,710 was paid to independent directors. These amounts represent the taxable income, including $53,710 in deferred director compensation from previous years, to the Fund’s officers and directors and, therefore, may differ from the amounts reported in the accompanying Statement of Operations that are recorded and expensed in accordance with GAAP. At December 31, 2019, $1,769,859 was due to officers and directors, representing amounts related to estimated cash compensation and estimated retirement plan discretionary contributions payable to officers, and reinvested dividend payments on restricted stock awards payable to directors.
9. PORTFOLIO SECURITIES LOANED
The Fund makes loans of securities to approved brokers to earn additional income. The loans are collateralized by cash and/or U.S. Treasury and government agency obligations valued at 102% of the value of the securities on loan. The market value of the loaned securities is calculated based upon the most recent closing prices and any additional required collateral is delivered to the Fund on the next business day. On loans collateralized by cash, the cash collateral is invested in a registered money market fund. The Fund accounts for securities lending transactions as secured financing and retains a portion of the income from lending fees and interest on the investment of cash collateral. The Fund also continues to receive dividends on the securities loaned. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. At December 31, 2019, the Fund had no securities on loan. The Fund is indemnified by the custodian, serving as lending agent, for the loss of loaned securities and has the right under the lending agreement to recover the securities from the borrower on demand.
10. LEASES
The Fund and its affiliated companies jointly lease office space and equipment under non-cancelable lease agreements expiring at various dates through 2026. Payments are made in aggregate pursuant to these agreements but are deemed variable for each entity, as the allocable portion to each entity fluctuates when applying the expense sharing policy among all affiliates at each payment date. Variable payments of this nature do not require recognition of an asset or an offsetting liability in the Statement of Assets and Liabilities and are recognized as rental expense on a straight-line basis over the lease term within occupancy and other office expenses in the Statement of Operations. During the year, the Fund recognized rental expense of $112,790.

Financial Highlights

	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance
Net asset value, beginning of year	$17.71	$23.26	$24.02	$20.74	$27.56
Net investment income	0.80 (a)	0.42	0.46	0.41	0.37
Net realized gain (loss) and change in unrealized appreciation	1.41	(4.77)	0.02	4.07	(5.80)
Change in accumulated other comprehensive income	—	—	—	—	0.05
Total from operations	2.21	(4.35)	0.48	4.48	(5.38)
Less distributions from:
Net investment income	(0.78)	(0.45)	(0.46)	(0.41)	(0.38)
Net realized gain	(0.32)	(0.40)	(0.72)	(0.73)	(1.00)
Return of capital	—	(0.32)	—	—	—
Total distributions	(1.10)	(1.17)	(1.18)	(1.14)	(1.38)
Capital share repurchases (note 5)	—	—	—	—	—
Reinvestment of distributions	(0.03)	(0.03)	(0.06)	(0.06)	(0.06)
Total capital share transactions	(0.03)	(0.03)	(0.06)	(0.06)	(0.06)
Net asset value, end of year	$18.79	$17.71	$23.26	$24.02	$20.74
Market price, end of year	$16.46	$14.57	$19.84	$20.17	$17.74

Total Investment Return (b)
Based on market price	21.1%	-21.4%	4.6%	20.2%	-20.0%
Based on net asset value	13.7%	-18.5%	3.0%	22.5%	-19.1%

Ratios/Supplemental Data
Net assets, end of year (in millions)	$561	$523	$674	$686	$583
Ratio of expenses to average net assets	0.97%	0.79%	0.78%	0.82%	1.26% (c)
Ratio of net investment income to average net assets	4.18%	1.89%	2.05%	1.85%	1.49% (c)
Portfolio turnover	29.5%	47.0%	24.4%	19.0%	16.0%
Number of shares outstanding at end of year (in 000’s)	29,875	29,534	28,999	28,555	28,097
(a)
In 2019, the Fund received additional dividend income of  $9,693,399, or $0.33 per Fund share, from the acquisition of Anadarko Petroleum Corporation by Occidental Petroleum Corporation.

(b)
Total investment return assumes reinvestment of all distributions at the price received in the Fund’s dividend reinvestment plan.

(c)
Ratios of expenses to average net assets was 0.86% after adjusting for non-recurring pension-related settlement charges. The adjusted ratio of net investment income to average net assets was 1.89%.

Schedule of Investments

December 31, 2019
	Shares	Value (a)
Common Stocks — 99.4%
Energy — 79.3%
Equipment & Services — 7.8%
Baker Hughes Company	224,900	$5,764,187
Halliburton Company	312,170	7,638,800
Helmerich & Payne, Inc.	27,300	1,240,239
National Oilwell Varco, Inc.	120,200	3,011,010
Schlumberger Limited	582,200	23,404,440
TechnipFMC plc	128,900	2,763,616
		43,822,292
Exploration & Production — 19.4%
Apache Corporation	107,300	2,745,807
Cabot Oil & Gas Corporation	113,400	1,974,294
Cimarex Energy Company	35,500	1,863,395
Concho Resources Inc.	68,140	5,967,020
ConocoPhillips	533,500	34,693,505
Devon Energy Corporation	120,000	3,116,400
Diamondback Energy, Inc.	56,100	5,209,446
EOG Resources, Inc.	225,100	18,854,376
Hess Corporation	87,900	5,872,599
Marathon Oil Corporation	234,400	3,183,152
Noble Energy, Inc.	139,700	3,470,148
Occidental Petroleum Corporation	307,951	12,690,661
Pioneer Natural Resources Company	59,400	8,991,378
Whiting Petroleum Corporation (b)	50,675	371,955
		109,004,135
Integrated Oil & Gas — 34.4%
Chevron Corporation	747,800	90,117,378
Exxon Mobil Corporation	1,479,830	103,262,537
		193,379,915
Refining & Marketing — 10.7%
HollyFrontier Corporation	72,600	3,681,546
Marathon Petroleum Corporation	288,785	17,399,296
Phillips 66	193,275	21,532,768
Valero Energy Corporation	184,400	17,269,060
		59,882,670

Schedule of Investments (continued)

December 31, 2019
	Shares	Value (a)
Storage & Transportation — 7.0%
Kinder Morgan, Inc.	787,000	$16,660,790
ONEOK, Inc.	167,300	12,659,591
Williams Companies, Inc.	410,100	9,727,572
		39,047,953
Materials — 20.1%
Chemicals — 13.1%
Air Products and Chemicals, Inc.	21,200	4,981,788
Albemarle Corporation	11,200	818,048
Celanese Corporation	44,300	5,454,216
CF Industries Holdings, Inc.	72,200	3,446,828
Corteva Inc.	76,945	2,274,494
Dow, Inc.	74,645	4,085,321
DuPont de Nemours, Inc.	145,245	9,324,729
Eastman Chemical Company	16,300	1,291,938
Ecolab Inc.	23,900	4,612,461
FMC Corporation	13,500	1,347,570
International Flavors & Fragrances Inc.	10,400	1,341,808
Linde plc	104,300	22,205,470
LyondellBasell Industries N.V.	88,900	8,399,272
Mosaic Company	38,701	837,490
PPG Industries, Inc.	23,700	3,163,713
		73,585,146
Construction Materials — 3.2%
Martin Marietta Materials, Inc.	6,000	1,677,840
Sherwin-Williams Company	18,600	10,853,844
Vulcan Materials Company	39,600	5,702,004
		18,233,688
Containers & Packaging — 2.2%
Amcor plc	154,700	1,676,948
Avery Dennison Corporation	10,700	1,399,774
Ball Corporation	31,900	2,062,973
International Paper Company	100,100	4,609,605
Packaging Corporation of America	9,200	1,030,308
Sealed Air Corporation	16,400	653,212
WestRock Company	24,100	1,034,131
		12,466,951

Schedule of Investments (continued)

December 31, 2019
	Shares	Value (a)
Metals & Mining — 1.6%
Freeport-McMoRan, Inc.	155,700	$2,042,784
Newmont Goldcorp Corporation	114,500	4,975,025
Nucor Corporation	30,500	1,716,540
		8,734,349
Total Common Stocks
(Cost $506,095,406)		558,157,099
Short-Term Investments — 0.6%
Money Market Funds — 0.6%
Morgan Stanley Institutional Liquidity Funds Prime Portfolio, 1.74% (c)	2,598,441	2,600,260
Northern Institutional Treasury Portfolio, 1.56% (c)	459,105	459,105
Total Short-Term Investments
(Cost $3,059,105)		3,059,365
Total — 100.0% of Net Assets
(Cost $509,154,511)		561,216,464
Other Assets Less Liabilities — 0.0%		252,293
Net Assets — 100.0%		$561,468,757

Schedule of Investments (continued)

December 31, 2019
Total Return Swap Agreements — 0.1%
Description					Value and Unrealized Appreciation (Assets)	Value and Unrealized Depreciation (Liabilities)
Terms	Contract Type	Underlying Security	Termination Date	Notional Amount
Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Devon Energy Corporation (40,200 shares)	12/2/2020	$817,367	$227,211	$—
Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.45%.	Short	Energy Select Sector SPDR Fund (14,000 shares)	12/2/2020	(813,246)	—	(59,104)

Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Hess Corporation (12,600 shares)	12/2/2020	817,991	23,931	—
Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.45%.	Short	Energy Select Sector SPDR Fund (14,000 shares)	12/2/2020	(813,246)	—	(59,104)

Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Marathon Oil Corporation (70,800 shares)	12/2/2020	820,983	140,970	—
Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.45%.	Short	Energy Select Sector SPDR Fund (14,000 shares)	12/2/2020	(813,246)	—	(59,104)

Schedule of Investments (continued)

December 31, 2019
Description					Value and Unrealized Appreciation (Assets)	Value and Unrealized Depreciation (Liabilities)
Terms	Contract Type	Underlying Security	Termination Date	Notional Amount
Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Noble Energy, Inc. (42,200 shares)	12/2/2020	821,220	229,045	—
Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.45%.	Short	Energy Select Sector SPDR Fund (14,000 shares)	12/2/2020	(813,246)	—	(59,104)

Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	BHP Group Ltd Sponsored ADR (27,100 shares)	12/9/2020	1,393,894	84,189	—
Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.45%.	Short	Materials Select Sector SPDR Fund (23,600 shares)	12/9/2020	(1,403,917)	—	(51,068)
Gross unrealized gain (loss) on open total return swap agreements					$705,346	$(287,484)
Net unrealized gain on open total return swap agreements (d)					$417,862

(a)
Common stocks are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation. See note 1 to financial statements.

(b)
Presently non-dividend paying.

(c)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

(d)
Counterparty for all open total return swap agreements is Morgan Stanley.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Adams Natural Resources Fund, Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Adams Natural Resources Fund, Inc. (the "Fund") as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Baltimore, MD
February 14, 2020
We have served as the Fund's auditor since 1929.

Principal Changes in Portfolio Securities

During the Six Months Ended December 31, 2019
(unaudited)
	Purchases (Cost)	Sales (Proceeds)	Market Value Held at December 31, 2019
Baker Hughes Company	$2,171,498		$5,764,187
CF Industries Holdings, Inc.	2,239,932		3,446,828
Chevron Corporation	7,023,729	$273,626	90,117,378
ConocoPhillips	11,326,382		34,693,505
Continental Resources, Inc.	2,692,576	2,665,680	—
DuPont de Nemours, Inc.	3,584,536	1,669,483	9,324,729
Energy Select Sector SPDR Fund	14,531,317	16,196,573	—
EOG Resources, Inc.	418,069	2,152,408	18,854,376
Exxon Mobil Corporation	2,723,884	828,071	103,262,537
International Paper Company	2,274,788		4,609,605
Linde plc	6,899,723	2,231,201	22,205,470
LyondellBasell Industries N.V.	4,308,554	271,996	8,399,272
Marathon Petroleum Corporation	6,388,569	3,480,279	17,399,296
Newmont Goldcorp Corporation	2,196,385	1,388,507	4,975,025
Occidental Petroleum Corporation	2,924,696		12,690,661
Parsley Energy, Inc. Class A	2,842,470	2,440,535	—
Phillips 66	6,101,611		21,532,768
Pioneer Natural Resources Company	2,286,832	5,050,180	8,991,378
Schlumberger Limited	5,630,143		23,404,440
TechnipFMC plc	5,643,208	4,557,649	2,763,616
Air Products and Chemicals, Inc.		8,519,410	4,981,788
Anadarko Petroleum Corporation		12,588,578	—
Ball Corporation		4,784,832	2,062,973
BP plc Sponsored ADR		3,804,546	—
Cheniere Energy, Inc.		5,597,406	—
Diamondback Energy, Inc.		3,587,130	5,209,446
Dow, Inc.		2,716,662	4,085,321
Eastman Chemical Company		2,540,366	1,291,938
Ecolab Inc.		1,986,551	4,612,461
Kinder Morgan, Inc.		3,640,871	16,660,790
Nucor Corporation		2,200,859	1,716,540
Royal Dutch Shell plc Class B Sponsored ADR		3,883,801	—
Sherwin-Williams Company		2,828,316	10,853,844
Total S.A. Sponsored ADR		4,301,113	—
Valero Energy Corporation		2,194,708	17,269,060
Vulcan Materials Company		2,759,082	5,702,004
The transactions presented above are those purchases or sales during the period that exceeded .30% of period-end net assets.

Historical Financial Statistics

(unaudited)
Year	(000s) Value of Net Assets	(000s) Shares Outstanding	Net Asset Value Per Share	Market Value Per Share	Income Dividends Per Share	Capital Gains Distributions Per Share	Return of Capital Distributions Per Share	Total Dividends and Distributions Per Share	Annual Distribution Rate*
2005	$761,914	21,621	$35.24	$32.34	$.56	$1.22	$—	$1.78	5.9%
2006	812,047	22,181	36.61	33.46	.47	3.33	—	3.80	11.2
2007	978,920	22,768	42.99	38.66	.49	3.82	—	4.31	11.6
2008	538,937	23,959	22.49	19.41	.38	2.61	—	2.99	8.9
2009	650,718	24,327	26.75	23.74	.37	1.03	—	1.40	6.6
2010	761,736	24,790	30.73	27.01	.32	.95	—	1.27	5.5
2011	732,811	25,641	28.58	24.48	.39	1.58	—	1.97	7.1
2012	732,988	26,326	27.84	23.92	.42	1.18	—	1.60	6.4
2013	863,690	26,775	32.26	27.38	.46	1.42	—	1.88	7.2
2014	754,506	27,381	27.56	23.84	.51	1.38	—	1.89	6.6
2015	582,677	28,097	20.74	17.74	.38	1.00	—	1.38	6.2
2016	685,882	28,555	24.02	20.17	.41	.73	—	1.14	6.1
2017	674,388	28,999	23.26	19.84	.46	.72	—	1.18	6.1
2018	522,997	29,534	17.71	14.57	.45	.40	.32	1.17	6.0
2019	561,469	29,875	18.79	16.46	.78	.32	—	1.10	6.9
*
The annual distribution rate is the total dividends and distributions per share divided by the Fund’s average month-end stock price. For years prior to 2012, the average month-end stock price is determined for the calendar year. For 2012 and later, the average month-end stock price is determined for the twelve months ended October 31, which is consistent with the calculation used for the annual 6% minimum distribution rate commitment adopted in September 2012.

Other Information

Annual Certification
The Fund’s CEO has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.
Distribution Payment Schedule
The Fund presently pays distributions four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year, the net realized capital gains earned through October 31 and, if applicable, a return of capital. Shareholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all shareholders of record are sent a distribution announcement notice and an election card in mid-November. Shareholders holding shares in “street” or brokerage accounts may make their election by notifying their brokerage house representative.
Electronic Delivery of Shareholder Reports
The Fund offers shareholders the benefits and convenience of viewing Quarterly and Annual Reports and other shareholder materials online. With your consent, paper copies of these documents will cease with the next mailing and will be provided via e-mail. Reduce paper mailed to your home and help lower the Fund’s printing and mailing costs. To enroll, please visit the following websites:
Registered shareholders with the Fund's transfer agent, American Stock Transfer & Trust Company ("AST"): www.astfinancial.com
Shareholders using brokerage accounts: http://enroll.icsdelivery.com/PEO
Privacy Policy
In order to conduct its business, the Fund, through AST, collects and maintains certain nonpublic personal information about our registered shareholders with respect to their transactions in shares of our securities. This information includes the shareholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about shareholders whose shares of our securities are held in “street” or brokerage accounts.
We do not disclose any nonpublic personal information about you, our other shareholders, or our former shareholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.
To protect your personal information internally, we restrict access to nonpublic personal information about our registered shareholders to those employees who need to know that information to provide services to such shareholders. We also maintain certain other safeguards to protect your nonpublic personal information.
Proxy Voting Policies and Record
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and the Fund’s proxy voting record for the 12-month period ended June 30, 2019 are available (i) without charge, upon request, by calling the Fund’s toll free number at (800) 638-2479; (ii) on the Fund’s website: www.adamsfunds.com under the headings “Funds” and then “Reports & Literature”; and (iii) on the Securities and Exchange Commission’s website: www.sec.gov.

Other Information  (continued)

Statement on Quarterly Filing of Complete Portfolio Schedule
In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to Shareholders, the Fund also files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q (prior to 2019) and on Part F of Form N-PORT (beginning in 2019). Both Forms N-Q and N-PORT are available on the Commission’s website: www.sec.gov. The Fund also posts a link to its filings on its website: www.adamsfunds.com under the headings "Funds" and then "Reports & Literature".
INVESTORS CHOICE
INVESTORS CHOICE is a direct stock purchase and sale plan, as well as a distribution reinvestment plan, sponsored and administered by AST. The Plan provides registered shareholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Fund shares. A brochure which further details the benefits and features of INVESTORS CHOICE as well as an enrollment form may be obtained by contacting AST.
The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below. Fees are subject to change at any time.
Fees	Minimum and Maximum Cash Investments:

Initial Enrollment and Optional Cash
Investments:
Service Fee $2.50 per investment
Brokerage Commission $0.05 per share
Reinvestment of Dividends*:
Service Fee 2% of amount invested
(maximum of  $2.50 per investment)
Brokerage Commission $0.05 per share
Sale of Shares:
Service Fee $10.00
Brokerage Commission $0.05 per share
Deposit of Certificates for Safekeeping $7.50
(waived if sold)
Book to Book Transfers Included
To transfer shares to another participant or to a new participant
* The year-end distribution will usually be made in newly issued shares of Common Stock. There are no fees or commissions in connection with this distribution when made in newly issued shares.

Initial minimum investment (non-holders) $250
Minimum optional investment (existing holders) $50
Electronic funds transfer (monthly minimum) $50
Maximum per transaction $25,000
Maximum per year NONE
INVESTORS CHOICE Mailing Address:
Attention: Dividend Reinvestment
P.O. Box 922
Wall Street Station
New York, NY 10269-0560
Website: www.astfinancial.com
E-mail: info@astfinancial.com

For shareholders whose stock is held by a broker in “street” name, the AST INVESTORS CHOICE Direct Stock Purchase and Sale Plan remains available through many registered investment security dealers. If your shares are currently held in a “street” name or brokerage account, please contact your broker for details about how you can participate in AST’s Plan or contact AST.

Directors

Name (Age) Director Since	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Current Directorships
Independent Directors
Enrique R. Arzac, Ph.D. (78) 1983	Professor Emeritus Graduate School of Business, Columbia University	Two	Mirae Asset Discovery Funds (3 open-end funds) ETF Securities USA, LLC Credit Suisse Next Investors, LLC
Kenneth J. Dale (63) 2008	Senior Vice President and Chief Financial Officer The Associated Press	Two
Frederic A. Escherich (67) 2006	Private Investor	Two
Roger W. Gale, Ph.D. (73) 2005	President & CEO GF Energy, LLC (electric power consultants)	Two
Lauriann C. Kloppenburg (59) 2017	Retired Chief Strategy Officer and Chief Investment Officer - Equity Group Loomis, Sayles & Co., LP (investment management)	Two
Kathleen T. McGahran, Ph.D., J.D., CPA (69) 2003 Chair of the Board	President & CEO Pelham Associates, Inc. (executive education provider)	Two	Scor Global Life Reinsurance Scor Reinsurance of New York
Craig R. Smith, M.D. (73) 2005	Retired President Williston Consulting LLC (pharmaceutical and biotechnology consulting)	Two
Interested Director
Mark E. Stoeckle (63) 2013	Chief Executive Officer Adams Diversified Equity Fund, Inc. Adams Natural Resources Fund, Inc. President Adams Diversified Equity Fund, Inc.	Two
All Directors serve for a term of one year upon their election at the Annual Meeting of Shareholders. The address for each Director is the Fund’s office.

Officers

Name (Age) Employee Since	Principal Occupation(s) During Past 5 Years
Mark E. Stoeckle (63) 2013	Chief Executive Officer of the Fund and Adams Diversified Equity Fund, Inc. and President of Adams Diversified Equity Fund, Inc.
James P. Haynie, CFA (57) 2013	President of the Fund and Executive Vice President of Adams Diversified Equity Fund, Inc.
Brian S. Hook, CFA, CPA (50) 2008	Vice President, Chief Financial Officer and Treasurer of the Fund and Adams Diversified Equity Fund, Inc.
Janis F. Kerns (56) 2018	General Counsel, Secretary and Chief Compliance Officer of the Fund and Adams Diversified Equity Fund, Inc. (since 2018); Of Counsel, Nelson, Mullins, Riley & Scarborough, LLP (prior to 2018)
Gregory Buckley (49) 2013	Vice President – Research of the Fund (since 2015) and Adams Diversified Equity Fund, Inc. (since 2019)
Michael A. Kijesky, CFA (49) 2009	Vice President – Research of the Fund (since 2011) and Adams Diversified Equity Fund, Inc. (since 2019)
Michael E. Rega, CFA (60) 2014	Vice President – Research of the Fund and Adams Diversified Equity Fund, Inc.
Jeffrey R. Schollaert, CFA (44) 2014	Vice President – Research of the Fund (since 2019) and Adams Diversified Equity Fund, Inc. (since 2017); Senior Research Analyst (prior to 2017)
Christine M. Sloan, CPA (47) 1999	Assistant Treasurer and Director of Human Resources of the Fund and Adams Diversified Equity Fund, Inc. (since 2018); Assistant Treasurer of the Fund and Adams Diversified Equity Fund Inc. (prior to 2018)
All officers serve until the time at which their successor is elected and qualified, unless they earlier resign, die, or are removed by the Board of Directors. The address for each officer is the Fund’s office.
Service Providers

Counsel	Norton Rose Fulbright US LLP
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP
Custodian of Securities	The Northern Trust Company
Transfer Agent & Registrar	American Stock Transfer & Trust Company, LLC Stockholder Relations Department 6201 15th Avenue Brooklyn, NY 11219 (866) 723-8330 Website: www.astfinancial.com E-mail: info@astfinancial.com

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ADAMS FUNDS
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Baltimore, MD 21202
410.752.5900
800.638.2479
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adamsfunds.com

Item 2. Code of Ethics.

On June 12, 2003, the Board of Directors adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The code of ethics is available on the registrant's website at: www.adamsfunds.com.

Item 3. Audit Committee Financial Expert.

The Board of Directors has determined that at least one of the members of the registrant's audit committee meets the definition of audit committee financial expert as that term is defined by the Securities and Exchange Commission. The directors on the registrant's audit committee whom the Board of Directors has determined meet such definition are Enrique R. Arzac, Frederic A. Escherich, and Lauriann C. Kloppenburg who are independent pursuant to paragraph (a)(2) of this Item.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees for professional services rendered by the registrant's independent registered public accounting firm, PricewaterhouseCoopers LLP, for the audit of the registrant's annual financial statements for 2019 and 2018 were $87,470 and $82,862, respectively.

(b) Audit-Related Fees. There were no audit-related fees in 2019 or 2018.

(c) Tax Fees. The aggregate fees for professional services rendered to the registrant by PricewaterhouseCoopers LLP for the review of the registrant's excise tax calculations and preparations of federal, state, and excise tax returns for 2019 and 2018 were $19,000 and $11,500, respectively.

(d) All Other Fees. The aggregate other fees rendered to the registrant by PricewaterhouseCoopers LLP for 2019 and 2018 were $648 and $500, respectively. Fees were related to licenses for technical reference tools in 2019 and related to the implementation of a new accounting standard in 2018.

(e)	(1)	The audit committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent accountants. In assessing requests for services by the independent accountants, the audit committee considers whether such services are consistent with the auditor's independence; whether the independent accountants are likely to provide the most effective and efficient service based upon their familiarity with the registrant; and whether the service could enhance the registrant's ability to manage or control risk or improve financial statement audit quality. The audit committee may delegate pre-approval authority to its Chair. Any pre-approvals by the Chair under this delegation are to be reported to the audit committee at its next scheduled meeting.

(2)	All services performed in 2019 and 2018 were pre-approved by the audit committee.

(f) Not applicable.

(g) The aggregate fees for non-audit professional services rendered by PricewaterhouseCoopers LLP to the registrant for 2019 and 2018 were $19,648 and $12,000, respectively.

(h) The registrant's audit committee has considered the provision by PricewaterhouseCoopers LLP of the non-audit services described above and found that they are compatible with maintaining PricewaterhouseCoopers LLP's independence.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are: Frederic A. Escherich, Enrique R. Arzac, Roger W. Gale, and Lauriann C. Kloppenburg.

(b) Not applicable.

Item 6. Investments.

(a) This schedule is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING GUIDELINES

The registrant follows long-standing general guidelines for the voting of portfolio company proxies and takes very seriously its responsibility to vote all such proxies. The portfolio company proxies are evaluated by our research staff and voted by our portfolio management team, and we annually provide the Board of Directors with a report on how proxies were voted during the previous year. We do not use an outside service to assist us in voting our proxies.

While the policy is to vote all of the proxies for portfolio companies, as a general matter, securities that the registrant has loaned will not be recalled to facilitate proxy voting (in which case the borrower of the security is entitled to vote the proxy). However, if the registrant's management becomes aware of a material vote with respect to the loaned securities in time to recall the security and has determined in good faith that the importance of the matter to be voted on outweighs the loss in lending revenue that would result from recalling the security (i.e., a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

As an internally-managed investment company, the registrant uses its own staff of research analysts and portfolio managers. In making the decision to invest in a company for the portfolio, among the factors the research team analyzes is the integrity and competency of the company's management. We must be satisfied that the companies we invest in are run by managers with integrity. Therefore, having evaluated this aspect of our portfolio companies' managements, we give significant weight to the recommendations of the company's management in voting on proxy issues.

We vote proxies on a case-by-case basis according to what we deem to be the best long-term interests of our shareholders. The key over-riding principle in any proxy vote is that stockholders be treated fairly and equitably by the portfolio company's management. In general, on the election of directors and on routine issues that we do not believe present the possibility of an adverse impact upon our investment, after reviewing whether applicable corporate governance requirements as to board and committee composition have been met, we will vote in accordance with the recommendations of the company's management. When we believe that the management's recommendation is not in the best interests of our stockholders, we will vote against that recommendation.

Our general guidelines for when we will vote contrary to the portfolio company management's recommendation are:

Stock Options

Our general guideline is to vote against stock option plans that we believe are unduly dilutive of our stock holdings in the company. We use a general guideline that we will vote against any stock option plan that results in dilution in shares outstanding exceeding 4%. Most stock option plans are established to motivate and retain key employees and to reward them for their achievement. An analysis of a stock option plan cannot be made in a vacuum but must be made in the context of the company's overall compensation scheme. In voting on stock option plans, we give consideration to whether the stock option plan is broad-based in the number of employees who are eligible to receive grants under the plan. We generally vote against plans that permit re-pricing of grants or the issuance of options with exercise prices below the grant date value of the company's stock.

Executive Compensation

On proposals relating to executive compensation, we generally vote against proposals that fail to require or demonstrate effective linkage between pay and the company's performance over time, and for proposals that require or demonstrate such effective linkage.

It is our general policy to vote against proposals relating to future employment contracts that provide that compensation will be paid to any director, officer or employee that is contingent upon a merger or acquisition of the company.

Corporate Control/Governance Issues

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, we have a long-standing policy of voting against proposals to create a staggered board of directors. In conformance with that policy, we will generally vote in favor of shareholder proposals to eliminate the staggered election of directors.

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, our general policy is to vote against amendments to a company's charter that can be characterized as blatant anti-takeover provisions.

We generally vote for proposals to require that the majority of a board of directors consist of independent directors and vote against proposals to establish a retirement plan for non-employee directors.

We generally vote for proposals to require that all members of the company's Audit, Compensation, and Nominating committees be independent of management.

We have found that most stockholder proposals relating to social issues focus on very narrow issues that either fall within the authority of the company's management, under the oversight of its board of directors, to manage the day-to-day operations of the company or concern matters that are more appropriate for global solutions rather than company-specific ones. We consider these proposals on a case-by-case basis but usually are persuaded if management's position is reasonable and vote in accordance with management's recommendation on these types of proposals.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	(1) As of the date of this filing, Mark E. Stoeckle, Chief Executive Officer, and James P. Haynie, President, comprise the two-person portfolio management team for the registrant. Mr. Stoeckle has served as portfolio manager for the registrant since February 11, 2013. Mr. Haynie has been a member of the portfolio management team since August 19, 2013, serving as Executive Vice President until January 21, 2015. Mr. Stoeckle is the lead member of the portfolio management team. Messrs. Stoeckle and Haynie receive investment recommendations from a team of research analysts and make decisions jointly about any investment transactions in the portfolio.

(2) As of December 31, 2019, Messrs. Stoeckle and Haynie also serve on the portfolio management team for the registrant's non-controlling affiliate, Adams Diversified Equity Fund, Inc. ("ADX"), an internally managed registered investment company with total net assets of $1,951,591,643. Mr. Stoeckle is Chief Executive Officer and President of ADX and Mr. Haynie is Executive Vice President. The registrant is a non-diversified fund focusing on the energy and natural resources sectors and ADX is a diversified product with a different capitalization focus. There are few material conflicts of interest that may arise in connection with the portfolio management of the funds. The funds do not buy or sell securities or other portfolio holdings to or from the other, and policies and procedures are in place covering the sharing of expenses between the funds and the allocation of investment opportunities, including bunched orders and investments in initial public offerings, among the funds.

(3) As of December 31, 2019, the registrant's portfolio managers are compensated through a plan consisting of salary and annual cash incentive compensation, of which the amount in any year is determined by the Compensation Committee, comprised solely of independent director members of the Board of Directors ("Committee"). The Committee has periodically employed a compensation consultant to review the plan. The structure and methods used to determine the compensation of the portfolio managers were as follows: Salaries are determined by using appropriate industry surveys and information about the local market. Incentive compensation is based on a combination of relative fund performance of the registrant and ADX, and individual performance. Target incentives are set annually based on aggregate compensation less salary for each position. Fund performance used in determining incentive compensation is measured over a one-year period, accounting for one-fourth of the calculation, a three-year period, which accounts for one-half, and a five-year period, which accounts for one-fourth. The registrant's return on portfolio assets over each of these periods is used to determine performance relative to an 80/20 blend of Dow Jones U.S. Oil and Gas Index and Dow Jones U.S. Basic Materials Index through September 30, 2018. To better align with PEO’s investment strategy, beginning October 1, 2018, incentive compensation is based on a comparison with an 80/20 blend of the S&P 500 Energy Sector and the S&P 500 Materials Sector. Using these calculations, the incentive compensation can be less than or exceed the established target.

The structure of the compensation that the portfolio managers receive from ADX is the same as that for the registrant with the exception that the portfolio managers' incentive compensation is based on a comparison with the performance of a 50/50 blend of the S&P 500 Index and the Lipper Large-Cap Core Funds Average universe.

(4) Using a valuation date of December 31, 2019, Messrs. Stoeckle and Haynie each beneficially owned equity securities in the registrant valued between $100,000 and $500,000.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	Total Number of Shares (or Units) Purchased	Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
January 2019	0	--	0	1,332,000
February 2019	0	--	0	1,332,000
March 2019	0	--	0	1,332,000
April 2019	0	--	0	1,332,000
May 2019	0	--	0	1,332,000
June 2019	0	--	0	1,332,000
July 2019	0	--	0	1,332,000
August 2019	0	--	0	1,332,000
September 2019	0	--	0	1,332,000
October 2019	0	--	0	1,332,000
November 2019	0	--	0	1,332,000
December 2019	0	--	0	1,332,000
Total	0	$0	0

(1) There were no shares purchased other than through a publicly announced plan or program.

(2a) The Plan was announced on December 11, 2014.

(2b) The share amount approved in 2014 was 5% of outstanding shares, or 1,332,000 shares.

(2c) The Plan has no expiration date.

(2d) None.

(2e) None.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Dollar amounts of income and fees/compensation related to securities lending activities during the most recent fiscal year are:

(1) Gross income from securities lending activities was $30,052.

(2) Rebates paid to borrowers were $14,653, fees deducted from a pooled cash collateral reinvestment product were $312, and revenue generated by the securities lending program paid to the securities lending agent was $4,524.

(3) The aggregate fees related to securities lending activities were $19,489.

(4) Net income from securities lending activities was $10,563.

(b) Services provided by the securities lending agent in the most recent fiscal year for lending of the Fund's portfolio securities in accordance with its securities lending authorization agreement, included: identifying and approving borrowers, selecting securities to be loaned, negotiating loan terms, recordkeeping of all loan and dividend activity, receiving and holding collateral from borrowers, monitoring loan and collateral values on a daily basis, requesting additional collateral as required, and arranging for return of loaned securities at loan termination. When cash collateral is received from the borrower, the security lending agent invests the cash in a registered money market fund.

Item 13. Exhibits.

(a)	(1)	Not applicable; see registrant's response to Item 2 above.

	(2)	Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

	(3)	Written solicitation to purchase securities: not applicable.

	(4)	Change in independent public accountant: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adams Natural Resources Fund, Inc.

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer
(Principal Executive Officer)

Date:	February 24, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer
(Principal Executive Officer)

Date:	February 24, 2020

By:	/s/ Brian S. Hook
Brian S. Hook
Vice President, Chief Financial Officer & Treasurer
(Principal Financial Officer)

Date:	February 24, 2020